Exhibit 10.1

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT WITH
ESCROW INSTRUCTIONS

This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT WITH ESCROW INSTRUCTIONS (this “Amendment”), is made and entered into on April 30, 2024, by GSI TECHNOLOGY, INC., a Delaware corporation (“Seller”), and D.R. STEPHENS & COMPANY, LLC, a California limited liability company (“Buyer”).

RECITALS

A.       Seller and Buyer are parties to that certain Purchase and Sale Agreement With Escrow Instructions dated April 2, 2024 (the “Agreement”), for the purchase and sale of certain real property commonly known as 1213 Elko Drive in Sunnyvale, California, as described therein.

B.        Seller and Buyer desire to amend the Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and the foregoing Recitals (which are incorporated herein by this reference), and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

1.         Defined Terms. All capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

2.         Closing Date. Notwithstanding anything to the contrary contained in the Agreement, the Closing Date is hereby modified to mean and shall occur on Monday, June 10, 2024, or such other date as is agreed in writing by the parties. Accordingly, all references to “Closing Date” in the Agreement shall mean the Closing Date as amended by this paragraph.

3.         Miscellaneous. Except as expressly amended by this Amendment, the Agreement shall remain unmodified and in full force and effect. This Amendment may be executed in one or more counterparts all of which, taken together, shall constitute one fully executed original. The parties agree that a signed copy of this Amendment transmitted by one party to the other party(ies) by facsimile, by electronic transmission, or by an electronic signature platform (such as DocuSign) will be binding upon the sending party to the same extent as if it had delivered a signed original of this Amendment.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SELLER:

GSI TECHNOLOGY, INC.,
a Delaware corporation

By:	/s/ Douglas M. Schirle
Name:	Douglas M. Schirle
Title:	Chief Financial Officer

BUYER:

D. R. STEPHENS & COMPANY, LLC,
a California limited liability company

By:	/s/ Lane Stephens
Name:	Lane Stephens
Title:	Manager

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